POWER OF ATTORNEY

                        BOWATER INCORPORATED


         KNOW ALL MEN BY THESE PRESENTS, that I the undersigned, a director or officer of BOWATER INCORPORATED, a Delaware corporation (the "Company"), do hereby constitute and appoint DAVID G. MAFFUCCI and WENDY C. SHIBA, and each of them, with full power to act without the other, as my true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for and in my name, place and stead, in any and all capacities, to sign a Registration Statement and any and all amendments (including post-effective amendments) to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


          IN WITNESS WHEREOF, I have hereunto executed this instrument this
        day of            , 1994.


                                           /s/ Robert C. Lancaster
                                          -----------------------------------































































                          POWER OF ATTORNEY

                         BOWATER INCORPORATED

           KNOW ALL MEN BY THESE PRESENTS, that I the undersigned, a director or officer of BOWATER INCORPORATED, a Delaware corporation (the "Company"), do hereby constitue and appoint DAVID G. MAFFUCCI and WENDY C. SHIBA, and each of them, with full power to act without the other, as my true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for and in my name, place and stead, in any and all amendments (including post-effective amendments) to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue thereof.

           IN WITNESS WHEREOF, I have hereunto executed this instrument
this        day of                  , 1994.




                                        /s/ R. D. McDonough
                                        ---------------------------











                      POWER OF ATTORNEY

                    BOWATER INCORPORATED

    KNOW ALL MEN BY THESE PRESENTS, that I the undersigned, a director or officer of BOWATER INCORPORATED, a Delaware corporation (the "Company"), do hereby constitute and appoint DAVID G. MAFFUCCI and WENDY C. SHIBA, and each of them, with full power to act without the other, as my true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for and in my name, place and stead, in any and all capacities, to sign a Registration Statement and any and all amendments (including post-effective amendments) to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


    IN WITNESS WHEREOF, I have hereunto executed this instrument this
day of           , 1994.



                                    /s/ A. P. Gammie
                                    ------------------------
















                        POWER OF ATTORNEY

                       BOWATER INCORPORATED

    KNOW ALL MEN BY THESE PRESENTS, that I the undersigned, a director or officer of BOWATER INCORPORATED, a Delaware corporation (the "Company"), do hereby constitute and appoint DAVID G. MAFFUCCI and WENDY C. SHIBA, and each of them, with full power to act without the other, as my true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for and in my name, place and stead, in any and all capacities, to sign a Registration Statement and any and all amendments (including post-effective amendments) to said
Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, I have hereunto executed this instrument this
day of          , 1994.




                                        /s/ Michael Nocito
                                        -------------------------